Exhibit 99.1

Novatel Wireless Reports Fourth Quarter and Fiscal Year 2013 Financial Results

  Transition plan for Company on track
  Significant Tier-1 customer wins and growth of sales pipeline in M2M targeted vertical markets
  Ongoing realignment of operational and go-to-market strategy in Mobile Computing

SAN DIEGO--(BUSINESS WIRE)--March 6, 2014--Novatel Wireless, Inc. (NASDAQ: NVTL), a leading provider of intelligent wireless solutions, announced financial results for the fourth quarter and fiscal year ended December 31, 2013.

Revenue in the fourth quarter was $65.3 million. GAAP net loss in the quarter was $21.3 million, or $(0.63) per share. On a non-GAAP basis, net loss for the quarter was $5.6 million, or $(0.16) per share. Adjusted EBITDA in the fourth quarter was a loss of $3.4 million.

For fiscal year 2013, revenue was $335.1 million. GAAP net loss for the year was $43.4 million, or $(1.28) per share. On a non-GAAP basis, net loss for the year was $20.9 million, or $(0.62) per share. Adjusted EBITDA for fiscal 2013 was a loss of $12.5 million. A reconciliation of GAAP to non-GAAP measures is included in the accompanying tables.

“We closed fiscal year 2013 having made substantial progress in transforming the business,” said Peter Leparulo, CEO of Novatel Wireless. “We have undertaken significant restructuring initiatives that have meaningfully lowered our cost structure while we simultaneously reshape the company and execute on our transition plan. Growing at 18% in 2013, our M2M business had improved performance and is becoming an increasingly important area of our business. In M2M, we built out our product portfolio with major new releases aligned with our targeted vertical markets, expanded our customer base with key partners in those verticals and advanced our go to market strategy to directly engage enterprise customers. We also began a significant retrenching of our mobile computing business to a new model, focusing our development efforts on select channels and a more variable cost structure for portions of our development activities.

“Moving into 2014, in M2M we have substantial orders and contracts on hand and a robust sales pipeline, and are targeting significant growth in our M2M business. As we integrate with more M2M customers, we are leveraging our deep domain expertise in our targeted verticals and shortening our time to market. Ultimately we believe our new operating and go-to-market strategy in mobile computing will improve the performance of this business. During this transition period, we will continue to align our expenses with our revenue and opportunities, and believe the steps we are taking position the Company for long-term profitability and growth,” concluded Leparulo.

First Quarter 2014 Business Outlook

The following statements are forward-looking and actual results may differ materially. Please see the section titled, “Cautionary Note Regarding Forward-Looking Statements” at the end of this press release. A more detailed description of risks related to our business is included in the reports filed by the Company with the Securities and Exchange Commission.

Our guidance for the first quarter of 2014 reflects current business indicators and expectations as of the date of this release. All figures are approximations based on management’s beliefs and assumptions as of the date of this release.

First Quarter 2014
Total Revenue	$50 - $54 million
Mobile Computing Revenue	$39 - $42 million
M2M Revenue	$11 - $12 million

Non-GAAP Gross Margin	21% - 22%

Non-GAAP EPS	$(0.22) - $(0.15)

Conference Call Information

Novatel Wireless will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. To access the conference call:

  In the United States, call 1-877-317-6789
  International parties can access the call at 1-412-317-6789

Novatel Wireless will offer a live webcast of the conference call, which will be accessible from the "Investors" section of the Company's website at www.NVTL.com. A telephonic replay of the conference call will also be available one hour after the call and will run through March 14, 2014. To hear the replay, parties in the United States may call 1-877-344-7529 and enter conference code 100 405 70#. International parties may call 1-412-317-0088 and enter the same code.

ABOUT NOVATEL WIRELESS

Novatel Wireless, Inc. is a leader in the design and development of intelligent wireless solutions based on 2G, 3G and 4G technologies. The Company delivers specialized wireless solutions to carriers, distributors, retailers, OEMs and vertical markets worldwide. Product lines include MiFi® Intelligent Mobile Hotspots, Ovation™ USB modems, Expedite® embedded modules, Mobile Tracking Solutions, Asset Tracking Solutions, and Enabler smart M2M modules. These innovative products provide anywhere, anytime communications solutions for consumers and enterprises. Headquartered in San Diego, California, Novatel Wireless is listed on NASDAQ: NVTL. For more information please visit www.nvtl.com. (NVTLF)

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this release constitutes forward-looking statements based on management’s current expectations, assumptions, estimates and projections. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this release related to our financial results for the fourth quarter and fiscal year ended December 31, 2013, our outlook for the first quarter of 2014, our outlook for fiscal year 2014, as well as statements regarding new product launches, are forward-looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. The Company therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from the Company’s expectations.

Factors that could cause actual results to differ materially from Novatel Wireless' expectations are set forth as risk factors in the Company's SEC reports and filings and include (1) the future demand for wireless broadband access to data, (2) the growth of wireless wide-area networking, (3) changes in commercially adopted wireless transmission standards and technologies including 3G and 4G standards, (4) continued customer and end user acceptance of the Company's current products and market demand for the Company's anticipated new product offerings, (5) increased competition and pricing pressure from current or future wireless market participants, (6) dependence on third party manufacturers in Asia and key component suppliers worldwide, (7) unexpected liabilities or expenses, (8) the Company’s ability to introduce new products in a timely manner, (9) litigation, regulatory and IP developments related to our products or component parts of our products, (10) the outcome of pending or future litigation, including the current class action securities litigation, (11) the continuing impact of the recent global credit crisis on the value and liquidity of the securities in our investment portfolio, (12) dependence on a small number of customers, (13) the effect of changes in accounting standards and in aspects of our critical accounting policies and (14) the Company's plans and expectations relating to strategic relationships, international expansion, software and hardware developments, personnel matters cost containment initiatives, and operating strategies.

These factors, as well as other factors described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially. Novatel Wireless assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Novatel Wireless has provided in this release financial information that has not been prepared in accordance with GAAP. Non-GAAP operating expenses, net income (loss) and earnings per share exclude stock-based compensation expenses, acquisition-related intangible-asset amortization, income tax adjustments, contingent loss for litigation, and restructuring and other severance charges. Non-GAAP net income and earnings per share for the full year also exclude the impact of establishing a valuation allowance related to deferred tax assets and assume a tax rate which management believes reflects its long-term effective tax rate.

Adjusted EBITDA and non-GAAP net income (loss), earnings per share, operating expenses, and gross margin are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures are not intended to be used in isolation and, moreover, they should not be considered as a substitute for net income, diluted earnings per share, operating expenses, gross margin or any other performance measure determined in accordance with GAAP. We present adjusted EBITDA and non-GAAP net income (loss), earnings per share, operating expenses, and gross margin because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company's performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company's performance when planning, forecasting and analyzing future periods. The stock-based compensation expenses are expected to vary depending on the number of new grants issued to both current and new employees, and changes in the Company’s stock price, stock market volatility, expected option life and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP operating expenses, net income (loss) and earnings per share, management excludes stock-based compensation expenses, acquisition-related intangible-asset amortization, income tax adjustments, contingent loss for litigation, and restructuring and other severance charges to facilitate comparability of the Company's operating performance on a period-to-period basis because such expenses are not, in management's review, related to the Company's ongoing operating performance. Management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and allocation of resources.

We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision making. We believe that the use of non-GAAP operating expenses, net income (loss) and earnings per share also facilitates a comparison of Novatel Wireless’ underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

Calculating non-GAAP operating expenses, net income (loss) and earnings per share have limitations as an analytical tool, and you should not consider these measures in isolation or as substitutes for GAAP operating expenses, net income and earnings per share. In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Some of the limitations in relying on non-GAAP operating expenses, net income (loss) and earnings per share are:

  Other companies, including other companies in our industry, may calculate non-GAAP operating expenses, net income and earnings per share differently than we do, limiting their usefulness as a comparative tool.
  The Company's income tax expense will be ultimately based on its GAAP taxable income and actual tax rates in effect, which may differ significantly from the effective tax rate used in our non-GAAP financial measures.

In addition, the adjustments to our GAAP operating expenses, net income (loss) and earnings per share reflect the exclusion of stock-based compensation expenses that are recurring and will be reflected in the Company's financial results for the foreseeable future. The Company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The Company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. The Company evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial measures.

Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP operating expenses, net income (loss), earnings per share and gross margin. For more information, see the consolidated statements of operations and the "Reconciliation of GAAP Net Loss to Non-GAAP Net Loss" contained in this press release.

(C) 2014 Novatel Wireless, Inc. All rights reserved. The Novatel Wireless name and logo are trademarks of Novatel Wireless, Inc.

NOVATEL WIRELESS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,	December 31,
	2013	2012
	(Preliminary and unaudited)
ASSETS

Current assets:

Cash and cash equivalents	$2,911	$16,044
Marketable securities	16,612	38,064
Restricted marketable securities	2,566	-
Accounts receivable, net	39,985	42,652
Inventories	27,793	39,016
Deferred tax assets, net	100	126
Prepaid expenses and other	5,662	4,829
Total current assets	95,629	140,731

Property and equipment, net	9,901	15,229

Marketable securities	3,443	1,201

Intangible assets, net	2,131	3,163

Deferred tax assets, net	81	584

Other assets	280	623
Total assets	$111,465	$161,531

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable	$24,538	$45,732
Accrued expenses	23,271	27,800
Current portion of contingent loss for litigation	4,326	-
Short-term bridge loan facility	2,566	-
Total current liabilities	54,701	73,532

Other long-term liabilities	1,848	2,552
Long-term portion of contingent loss for litigation	10,000	-

Total liabilities	66,549	76,084

Stockholders' equity:

Common stock	34	34
Additional paid-in capital	441,368	438,477
Accumulated other comprehensive income	5	14
Accumulated deficit	(371,491)	(328,078)
	69,916	110,447
Treasury stock at cost	(25,000)	(25,000)
Total stockholders' equity	44,916	85,447

Total liabilities and stockholders' equity	$111,465	$161,531

NOVATEL WIRELESS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
	(Preliminary and unaudited)	(Unaudited)	(Preliminary and unaudited)

Net revenues	$65,335	$70,675	$335,053	$344,288
Cost of net revenues	53,296	57,117	266,759	271,845
Gross profit	12,039	13,558	68,294	72,443

Operating costs and expenses:
Research and development	8,979	15,440	48,246	60,422
Sales and marketing	4,159	6,246	20,898	27,501
General and administrative	4,970	6,607	24,179	22,668
Goodwill and intangible assets impairment	-	(300)	-	49,521
Amortization of purchased intangible assets	140	183	562	1,074
Contingent loss for litigation	14,326	-	14,326	-
Restructuring charges	893	-	3,304	-
Total operating costs and expenses	33,467	28,176	111,515	161,186

Operating loss	(21,428)	(14,618)	(43,221)	(88,743)

Other income (expense):
Interest income, net	4	53	113	291
Other expense, net	(139)	(12)	(222)	(203)

Loss before income taxes	(21,563)	(14,577)	(43,330)	(88,655)

Income tax provision (benefit)	(257)	335	83	611

Net loss	$(21,306)	$(14,912)	$(43,413)	$(89,266)

Per share data:

Net loss per share:
Basic and diluted	$(0.63)	$(0.45)	$(1.28)	$(2.72)

Weighted average shares used in computation of net loss per share:
Basic and diluted	34,084	33,356	33,948	32,852

NOVATEL WIRELESS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
	(Preliminary and unaudited)	(Unaudited)	(Preliminary and unaudited)
Cash flows from operating activities:
Net loss	$(21,306)	$(14,912)	$(43,413)	$(89,266)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,175	2,590	8,949	12,337
Loss on goodwill and purchased intangible assets impairment	-	(300)	-	49,521
Impairment loss on equipment, leasehold improvements and software license intangible assets	400	10	418	100
Provision for bad debts	931	400	1,936	439
Net impairment loss on marketable securities	-	-	-	39
Inventory provision	1,275	1,180	4,344	2,843
Share-based compensation expense	595	2,091	3,443	7,500
Contingent loss for litigation	14,326	-	14,326	-
Non-cash income tax expense (benefit)	(46)	268	220	462
Changes in assets and liabilities:
Accounts receivable	6,625	(2,782)	730	(6,242)
Inventories	(2,043)	(3,669)	6,879	420
Prepaid expenses and other assets	1,680	1	(489)	(1,237)
Accounts payable	(21,926)	4,675	(19,237)	(10,433)
Accrued expenses, income taxes, and other	(4,988)	3,405	(4,733)	3,638

Net cash used in operating activities	(22,302)	(7,043)	(26,627)	(29,879)

Cash flows from investing activities:
Purchases of property and equipment	(106)	(558)	(5,011)	(4,579)
Purchases of intangible assets	-	(104)	-	(104)
Purchases of marketable securities	(2,024)	(12,345)	(24,262)	(44,216)
Marketable securities maturities/sales	9,166	19,190	40,897	46,696

Net cash provided by (used in) investing activities	7,036	6,183	11,624	(2,203)
Cash flows from financing activities:
Proceeds from the issuance of short-term debt, net of issuance costs	6,900	9,000	20,300	14,000
Principal repayments of short-term debt	(6,765)	(9,000)	(17,734)	(14,000)
Principal payments under capital lease obligations	-	-	-	(46)
Proceeds from stock option exercises and ESPP net of taxes paid on vested restricted stock units	(37)	583	(552)	1,166
Net cash provided by financing activities	98	583	2,014	1,120
Effect of exchange rates on cash and cash equivalents	(59)	(20)	(144)	(63)

Net decrease in cash	(15,227)	(297)	(13,133)	(31,025)
Cash and cash equivalents, beginning of period	18,138	16,341	16,044	47,069
Cash and cash equivalents, end of period	$2,911	$16,044	$2,911	$16,044

Novatel Wireless, Inc.
Preliminary Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
Three and Twelve Months Ended December 31, 2013
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2013		December 31, 2013

	Net Income (Loss)	Income (Loss) Per Share, Diluted	Net Income (Loss)	Income (Loss) Per Share, Diluted

GAAP net loss	$(21,306)	(0.63)	$(43,413)	$(1.28)

Adjustments:
Share-based compensation expense (a)	595	0.02	3,443	$0.10

Acquisition related charges (b)	224	0.01	896	$0.03

Income tax adjustments (c)	(325)	(0.01)	(124)	$(0.01)

Contingent loss for litigation (d)	14,326	0.42	14,326	$0.42

Restructuring and other severance (e)	893	0.03	3,967	$0.12
Non-GAAP net loss	$(5,593)	$(0.16)	$(20,905)	$(0.62)

(a) Adjustments reflect share-based compensation expense recorded under ASC Topic 718.

(b) Adjustments reflect amortization of purchased intangibles.

(c) Adjustments for certain deferred tax valuation activity.

(d) Adjustments reflect contingent loss for litigation

(e) Adjustments reflect restructuring and other reduction in force charges.

See "Non -GAAP Financial Measures" for information regarding our use of Non-GAAP financial measures.
				.

Novatel Wireless, Inc.
Preliminary Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended December 31, 2013
(in thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Contingent Loss Litigation (c)	Restructuring charges (d)	Non-GAAP

Cost of net revenues	$53,296	$35	$84	$-	$-	$53,177

Operating costs and expenses:
Research and development	8,979	206	-	-	-	8,773
Sales and marketing	4,159	51	-	-	-	4,108
General and administrative	4,970	303	-	-	-	4,667
Amortization of purchased intangibles assets	140	-	140	-	-	-
Contingent loss for litigation	14,326	-	-	14,326	-	-
Restructuring charges	893	-	-	-	893	-
Total operating costs and expenses	$33,467	560	140	14,326	893	$17,548

Total		$595	$224	$14,326	$893

(a) Adjustments reflect share-based compensation expense recorded under ASC Topic 718.

(b) Adjustments reflect amortization of purchased intangibles.

(c) Adjustments reflect contingent loss for litigation

(d) Adjustments reflect restructuring charges.
See "Non -GAAP Financial Measures" for information regarding our use of Non-GAAP financial measures.

Novatel Wireless, Inc.
Preliminary Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Twelve Months Ended December 31, 2013
(in thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Contingent Loss Litigation (c)	Restructure and Other Severance (d)	Non-GAAP

Cost of net revenues	$266,759	$84	$334	$-	$40	$266,301

Operating costs and expenses:
Research and development	48,246	1,114	-	-	433	46,699
Sales and marketing	20,898	669	-	-	185	20,044
General and administrative	24,179	1,576	-	-	5	22,598
Amortization of purchased intangibles assets	562	-	562	-	-	-
Contingent loss for litigation	14,326	-	-	14,326	-	-
Restructuring charges	3,304	-	-	-	3,304	-
Total operating costs and expenses	$111,515	3,359	562	14,326	3,927	$89,341

Total		$3,443	$896	$14,326	$3,967

(a) Adjustments reflect share-based compensation expense recorded under ASC Topic 718.

(b) Adjustments reflect amortization of purchased intangibles.

(c) Contingent loss for litigation

(d) Restructuring and other reduction in force charges.

See "Non -GAAP Financial Measures" for information regarding our use of Non-GAAP financial measures.

Novatel Wireless, Inc.
Preliminary Reconciliation of GAAP Loss before Income Taxes to Adjusted EBITDA
Three and Twelve Months Ended December 31, 2013
(in thousands)
(Unaudited)

	Three Months Ended	Twelve Months Ended
	December 31, 2013	December 31, 2013

Loss before income taxes	$(21,563)	$(43,330)
Depreciation and amortization	2,175	8,949
Share-based compensation expense	595	3,443
Contingent loss for litigation	14,326	14,326
Restructuring and other severance charges	893	3,967
Other expense	135	109
Adjusted EBITDA	$(3,439)	$(12,536)

See "Non -GAAP Financial Measures" for information regarding our use of Non-GAAP financial measures.

NOVATEL WIRELESS, INC.
Segment Reporting
Three and Twelve Months Ended December 31, 2013 and 2012
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
	(Preliminary and unaudited)	(Unaudited)	(Preliminary and unaudited)
Net revenues by reportable segment:
Mobile Computing Products	$56,989	$63,888	$297,499	$312,508
M2M Products and Solutions	8,346	6,787	37,554	31,780
Total	$65,335	$70,675	$335,053	$344,288

Operating loss by reportable segment:
Mobile Computing Products	$(18,138)	$(11,223)	$(27,939)	$(22,924)
M2M Products and Solutions	(3,290)	(3,395)	(15,282)	(65,819)
Total	$(21,428)	$(14,618)	$(43,221)	$(88,743)

			December 31,	December 31,
			2013	2012
			(Preliminary and unaudited)
Identifiable assets by reportable segment:
Mobile Computing Products			$96,516	$141,045
M2M Products and Solutions			14,949	20,486
Total			$111,465	$161,531

CONTACT:
Investor contact:
The Blueshirt Group for Novatel Wireless
Chris Danne, 415-217-5865
chris@blueshirtgroup.com
Matthew Hunt, 415-489-2194
matt@blueshirtgroup.com